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Statement of Additional Information Supplement dated May 9, 2017

The purpose of this mailing is to provide you with changes to the current Statement of Additional Information for Class A, B, C, R, Y, R5, R6 and Investor Class shares, as applicable, of the Funds listed below:

Invesco Core Plus Bond Fund

Invesco Floating Rate Fund

Invesco Global Real Estate Income Fund

Invesco Low Volatility Equity Yield Fund

Invesco Short Duration High Yield Municipal Fund

Invesco Strategic Real Return Fund

The following information replaces in its entirety the information in the table on page 73 of the Statement of Additional Information:

“Fund	Annual Rate/Net Asset Per Advisory Agreement
Invesco Core Plus Bond Fund	0.450% on the first $500M 0.425% on the next $500M 0.400% on the next $1.5B 0.375% on the next $2.5B 0.350% on amounts over $5B
Invesco Floating Rate Fund	0.65% of the first $500 M 0.60% of the next $4.5B 0.575% of the next $5B 0.55% of amount over $10B
Invesco Global Real Estate Income Fund	0.75% of the first $250M 0.74% of the next $250M 0.73% of the next $500M 0.72% of the next $1.5B 0.71% of the next $2.5B 0.70% of the next $2.5B 0.69% of the next $2.5B 0.68% of the excess over $10B
Invesco Low Volatility Equity Yield Fund	0.60% of the first $250M 0.575% of the next $250M 0.55% of the next $500M 0.525% of the next $1.5B 0.50% of the next $2.5B 0.475% of the next $2.5B 0.45% of the next $2.5B 0.425% of excess over $10B
Invesco Short Duration High Yield Municipal Fund	0.50% of the first $300 million 0.46% of the next $300 million 0.42% of the excess over $600 million
Invesco Strategic Real Return Fund	0.40% of the first $1B 0.35% of the next $2.5B 0.33% of amount over $3.5B”

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